Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports 2013 Third Quarter Financial Results

Board Increases Share Repurchase Authorization by 50 Percent

HOUSTON, October 24, 2013 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported 2013 third quarter adjusted net income of $32.9 million and diluted earnings per common share of $1.20 for the period ended September 30, 2013. Adjusted net income increased 4.9 percent from the comparable, adjusted prior-year period.

Year-to-date 2013 adjusted net income increased 20.9 percent. Adjusted diluted earnings per common share were $3.88.

“Group 1 Automotive continued to demonstrate strong top line growth of over 18 percent in the third quarter. However, margin pressures in the U.S. market and economic pressures in the Brazilian market limited our adjusted earnings growth to 5 percent. We are actively pursuing cost reduction opportunities to address both of these issues,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We continue to see excellent growth prospects for the U.S. auto industry in the year ahead.”

Consolidated Results for Third Quarter 2013 (year-over-year comparable basis)

▪	Total revenue increased 18.4 percent to $2.3 billion.

▪
New vehicle revenues increased 21.5 percent on 22.5 percent higher unit sales. New vehicle gross profit increased 10.1 percent to $73.3 million as lower margins, down $195 per unit, partially offset the revenue growth.

▪	U.K. same store revenue increased 14.4 percent driven by 17.8 percent growth in new vehicle unit sales.

▪
Retail used vehicle revenues increased 14.6 percent on increased unit sales of 16.2 percent. Gross profit improved 9.9 percent to $41.5 million as lower margins, down $90 per unit, partially offset the revenue growth.

▪	Parts and service gross profit increased 13.2 percent on revenue growth of 13.5 percent. Same store parts and service revenue increased 8.0 percent.

▪	Same store Finance and Insurance gross profit per retail unit increased 7.1 percent to $1,338 per unit.

▪	SG&A expenses (adjusted) as a percent of gross profit increased 90 basis points, to 75.1 percent, as lower new and used vehicle margins negatively impacted leverage.

▪
Fully diluted common shares outstanding averaged 26.3 million shares, up 1.4 million from the Second Quarter, with the increase primarily explained by the dilutive effect of higher share prices on share count derived from the Company’s outstanding convertible securities.

Segment Results for Third Quarter 2013 (year-over-year comparable basis)

▪	United States:
Group 1’s U.S. revenues were $1.9 billion, an increase of 4.1 percent. The revenue growth was primarily explained by unit sales increases of 2.8 percent in new vehicles and 5.3 percent in retail used vehicles, as well as an increase of 3.3 percent in parts and service revenue. The revenue drove gross profit growth of 3.2 percent, reflecting the higher new and used retail volumes, expanded parts and service margins of 60 basis points, and an F&I increase of 13.3 percent, or $115, to $1,375 per retail unit. As the Company has rebalanced its U.S. dealership portfolio over the past 12 months and disposed of a net of 5 franchises representing annualized revenues of approximately $154.0 million (excluding the Honda franchise acquired in Tulsa, Oklahoma on September 30, 2013), consolidated results are not fully reflective of underlying same store performance in the U.S.

On a comparable basis, SG&A expenses as a percent of gross profit remained flat at 74.0 percent, operating margin was 3.4 percent and pretax margin was 2.5 percent. Group 1’s U.S. operations accounted for 80.7 percent of total revenues, 85.1 percent of total gross profit and 90.0 percent of the Company’s adjusted pretax income.

▪	United Kingdom:
Group 1’s U.K. operations accounted for 10.0 percent of total revenues, 7.7 percent of total gross profit, and 8.6 percent of the Company’s adjusted pretax income. Reflecting significant acquisition activity over the past year, total revenue increased 44.7 percent to $234.9 million, and gross profit increased 29.7 percent. Revenue growth was primarily driven by 67.5 percent and 86.1 percent increases in new and used vehicle retail unit sales, respectively.

On a comparable basis, SG&A expenses as a percent of gross profit increased 20 basis points to 77.0 percent.

▪	Brazil:
Group 1’s Brazil operations accounted for 9.2 percent of total revenues, 7.9 percent of total gross profit and 1.4 percent of the Company’s adjusted pretax income. Gross profit was $23.7 million on revenues of $215.9 million. New vehicle sales were the primary revenue contributor at 73.5 percent, while new vehicles and parts and service were the primary gross profit contributors at 48.0 percent and 33.8 percent, respectively.

SG&A expenses as a percent of gross profit was at 85.6 percent, operating margin was 1.4 percent and pretax margin was 0.3 percent.

Corporate Development
On September 30, 2013, Group 1 purchased a Honda franchise in Tulsa, Oklahoma that is estimated to generate $60.0 million in annual revenues.

Year to date, Group 1 has disposed of 7 franchises that generated $318.9 million of annual revenues and acquired 29 franchises worldwide that are expected to generate approximately $967.0 million in annual revenues.

Share Repurchase Authorization
Group 1’s board of directors increased the Company’s common stock share repurchase authorization by 50 percent, to $75.0 million. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.
The Company expects that any repurchase of shares will be funded by cash from operations. Repurchased shares will be held in treasury.

Third Quarter Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on 'Investor Relations' and then 'Events' or through this link: http://www.group1corp.com/news/events.aspx. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic:         1-877-300-8521
International:         1-412-317-6026
Conference ID:         10035201

A telephonic replay will be available following the call through October 30, 2013 at 11:59 p.m. ET by dialing:

Domestic:     1-877-870-5176
International:     1-858-384-5517
Replay Pin:    10035201

About Group 1 Automotive, Inc.
Group 1 owns and operates 141 automotive dealerships, 179 franchises, and 35 collision centers in the United States, the United Kingdom and Brazil that offer 33 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,386,667	$1,141,286	21.5
Used vehicle retail sales	529,828	462,395	14.6
Used vehicle wholesale sales	85,800	78,424	9.4
Parts and service	255,316	224,990	13.5
Finance and insurance	82,536	69,477	18.8
Total revenues	2,340,147	1,976,572	18.4
COST OF SALES:
New vehicle retail sales	1,313,372	1,074,736	22.2
Used vehicle retail sales	488,346	424,663	15.0
Used vehicle wholesale sales	87,334	79,067	10.5
Parts and service	121,633	106,875	13.8
Total cost of sales	2,010,685	1,685,341	19.3
GROSS PROFIT	329,462	291,231	13.1
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	246,863	216,082	14.2
DEPRECIATION AND AMORTIZATION EXPENSE	9,093	8,096	12.3
ASSET IMPAIRMENTS	565	—	100.0
OPERATING INCOME	72,941	67,053	8.8
OTHER EXPENSE:
Floorplan interest expense	(10,690)	(7,942)	34.6
Other interest expense, net	(9,971)	(9,619)	3.7
INCOME BEFORE INCOME TAXES	52,280	49,492	5.6
PROVISION FOR INCOME TAXES	(19,515)	(18,157)	7.5
NET INCOME	$32,765	$31,335	4.6
Earnings allocated to participating securities	$(1,320)	$(1,641)	(19.6)
Earnings available to diluted common shares	$31,445	$29,694	5.9
DILUTED EARNINGS PER SHARE	$1.19	$1.32	(9.8)
Weighted average dilutive common shares outstanding	26,342	22,458	17.3
Weighted average participating securities	1,100	1,245	(11.6)
Total weighted average shares outstanding	27,442	23,703	15.8

	Nine Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$3,873,121	$3,134,591	23.6
Used vehicle retail sales	1,536,031	1,333,603	15.2
Used vehicle wholesale sales	243,667	218,415	11.6
Parts and service	753,776	658,404	14.5
Finance and insurance	232,494	192,130	21.0
Total revenues	6,639,089	5,537,143	19.9
COST OF SALES:
New vehicle retail sales	3,656,825	2,951,379	23.9
Used vehicle retail sales	1,410,768	1,220,628	15.6
Used vehicle wholesale sales	242,267	216,031	12.1
Parts and service	358,004	312,106	14.7
Total cost of sales	5,667,864	4,700,144	20.6
GROSS PROFIT	971,225	836,999	16.0
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	731,455	629,521	16.2
DEPRECIATION AND AMORTIZATION EXPENSE	26,390	23,074	14.4
ASSET IMPAIRMENTS	1,174	288	307.6
OPERATING INCOME	212,206	184,116	15.3
OTHER EXPENSE:
Floorplan interest expense	(30,927)	(23,424)	32.0
Other interest expense, net	(28,783)	(27,849)	3.4
Other expense, net	(789)	—	100.0
INCOME BEFORE INCOME TAXES	151,707	132,843	14.2
PROVISION FOR INCOME TAXES	(59,436)	(49,766)	19.4
NET INCOME	$92,271	$83,077	11.1
Earnings allocated to participating securities	$(3,843)	$(4,373)	(12.1)
Earnings available to diluted common shares	$88,428	$78,704	12.4
DILUTED EARNINGS PER SHARE	$3.52	$3.50	0.6
Weighted average dilutive common shares outstanding	25,153	22,501	11.8
Weighted average participating securities	1,095	1,257	(12.9)
Total weighted average shares outstanding	26,248	23,758	10.5

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	September 30,	December 31,
	2013	2012	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$26,278	$4,650	465.1
Contracts in transit and vehicle receivables, net	160,554	204,396	(21.4)
Accounts and notes receivable, net	123,376	111,228	10.9
Inventories, net	1,351,719	1,194,288	13.2
Deferred income taxes	22,273	19,750	12.8
Prepaid expenses and other current assets	23,775	31,869	(25.4)
Total current assets	1,707,975	1,566,181	9.1
PROPERTY AND EQUIPMENT, net	716,514	667,768	7.3
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	969,677	778,442	24.6
OTHER ASSETS	15,742	10,624	48.2
Total assets	$3,409,908	$3,023,015	12.8
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$960,871	$968,959	(0.8)
Offset account related to floorplan notes payable - credit facility	(47,709)	(112,261)	(57.5)
Floorplan notes payable - manufacturer affiliates	308,869	211,965	45.7
Current maturities of long-term debt and short-term financing	27,010	31,358	(13.9)
Accounts payable	201,699	167,439	20.5
Accrued expenses	133,777	128,118	4.4
Total current liabilities	1,584,517	1,395,578	13.5
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at September 30, 2013 and December 31, 2012)	158,283	152,363	3.9
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at September 30, 2013 and December 31, 2012)	83,377	80,706	3.3
MORTGAGE FACILITY, net of current maturities	46,046	53,643	(14.2)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	228,271	232,285	(1.7)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	44,450	36,019	23.4
DEFERRED INCOME TAXES	136,664	94,130	45.2
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	29,184	43,089	(32.3)
OTHER LIABILITIES	46,200	42,413	8.9
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	29,974	32,505	(7.8)
STOCKHOLDERS' EQUITY:
Common stock	259	258	0.4
Additional paid-in capital	369,198	332,836	10.9
Retained earnings	758,498	677,864	11.9
Accumulated other comprehensive loss	(46,345)	(33,057)	40.2
Treasury stock	(58,668)	(117,617)	(50.1)
Total stockholders' equity	1,022,942	860,284	18.9
Total liabilities and stockholders' equity	$3,409,908	$3,023,015	12.8

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2013 (%)	2012 (%)	2013 (%)	2012 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.5	9.6	5.9	10.0
	New Jersey	4.1	5.0	4.2	5.0
	Georgia	3.3	3.8	3.6	3.5
	New Hampshire	2.6	2.8	2.4	2.9
	New York	2.4	2.5	2.7	3.0
	Louisiana	2.1	2.1	2.3	2.5
	Mississippi	1.6	1.8	1.6	2.0
	South Carolina	1.5	1.7	1.5	1.8
	Florida	1.3	1.7	1.3	1.2
	Alabama	0.8	0.9	0.8	1.0
	Maryland	0.6	0.6	0.6	0.6
		25.8	32.5	26.9	33.5

West	Texas	32.7	36.2	32.7	36.7
	California	8.7	14.5	10.7	14.5
	Oklahoma	8.0	8.0	7.8	7.8
	Kansas	2.5	1.4	2.5	1.4
		51.9	60.1	53.7	60.4

International	Brazil	12.1	—	10.2	—
	United Kingdom	10.2	7.4	9.2	6.1
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.9	30.8	27.0	30.9
Ford/Lincoln		12.3	8.8	11.8	9.2
Honda/Acura		11.6	11.1	12.1	11.2
BMW/MINI		11.1	10.1	10.7	10.7
Nissan/Infiniti		9.8	12.0	10.2	11.9
Volkswagen/Audi/Porsche		6.6	8.3	6.5	6.5
Hyundai/Kia		5.0	3.0	4.7	2.9
Chevrolet/GMC/Buick/Cadillac		4.6	5.5	4.8	5.8
Chrysler/Dodge/Jeep/RAM		3.9	4.3	4.0	4.4
Mercedes Benz/smart/Sprinter		3.8	4.3	4.2	4.6
Other		4.4	1.8	4.0	1.9
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,091,221	$1,048,894	4.0
Used vehicle retail sales	443,716	423,277	4.8
Used vehicle wholesale sales	59,833	63,337	(5.5)
Total used	503,549	486,614	3.5
Parts and service	218,880	211,835	3.3
Finance and insurance	75,728	66,843	13.3
Total	$1,889,378	$1,814,186	4.1
GROSS MARGIN %:
New vehicle retail sales	5.0	5.7
Used vehicle retail sales	8.1	8.3
Used vehicle wholesale sales	(2.3)	(1.0)
Total used	6.9	7.0
Parts and service	52.9	52.3
Finance and insurance	100.0	100.0
Total	14.8	15.0
GROSS PROFIT:
New vehicle retail sales	$54,086	$59,662	(9.3)
Used vehicle retail sales	35,937	34,937	2.9
Used vehicle wholesale sales	(1,373)	(636)	115.9
Total used	34,564	34,301	0.8
Parts and service	115,887	110,756	4.6
Finance and insurance	75,728	66,843	13.3
Total	$280,265	$271,562	3.2
UNITS SOLD:
Retail new vehicles sold	32,866	31,962	2.8
Retail used vehicles sold	22,206	21,084	5.3
Wholesale used vehicles sold	10,455	10,540	(0.8)
Total used	32,661	31,624	3.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,202	$32,817	1.2
Used vehicle retail	$19,982	$20,076	(0.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,646	$1,867	(11.8)
Used vehicle retail sales	1,618	1,657	(2.4)
Used vehicle wholesale sales	(131)	(60)	118.3
Total used	1,058	1,085	(2.5)
Finance and insurance (per retail unit)	$1,375	$1,260	9.1
OTHER: (1)
SG&A expenses	$207,494	$200,980	3.2
SG&A as % revenues	11.0	11.1
SG&A as % gross profit	74.0	74.0
Operating margin %	3.4	3.5
Pretax margin %	2.5	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(8,087)	$(7,613)	6.2
Floorplan assistance	10,108	9,204	9.8
Net floorplan income	$2,021	$1,591	27.0
Other interest expense, net	$(9,650)	$(9,417)	2.5

	Nine Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$3,132,461	$2,925,453	7.1
Used vehicle retail sales	1,310,629	1,236,285	6.0
Used vehicle wholesale sales	174,227	183,369	(5.0)
Total used	1,484,856	1,419,654	4.6
Parts and service	659,318	626,515	5.2
Finance and insurance	216,184	186,417	16.0
Total	$5,492,819	$5,158,039	6.5
GROSS MARGIN %:
New vehicle retail sales	5.2	5.7
Used vehicle retail sales	8.5	8.6
Used vehicle wholesale sales	0.6	1.4
Total used	7.6	7.7
Parts and service	53.2	52.5
Finance and insurance	100.0	100.0
Total	15.4	15.4
GROSS PROFIT:
New vehicle retail sales	$163,994	$167,762	(2.2)
Used vehicle retail sales	111,897	106,498	5.1
Used vehicle wholesale sales	1,000	2,578	(61.2)
Total used	112,897	109,076	3.5
Parts and service	350,608	328,791	6.6
Finance and insurance	216,184	186,417	16.0
Total	$843,683	$792,046	6.5
UNITS SOLD:
Retail new vehicles sold	94,233	89,525	5.3
Retail used vehicles sold	65,250	61,742	5.7
Wholesale used vehicles sold	30,052	29,849	0.7
Total used	95,302	91,591	4.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,242	$32,677	1.7
Used vehicle retail	$20,086	$20,023	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,740	$1,874	(7.2)
Used vehicle retail sales	1,715	1,725	(0.6)
Used vehicle wholesale sales	33	86	(61.6)
Total used	1,185	1,191	(0.5)
Finance and insurance (per retail unit)	$1,356	$1,232	10.1
OTHER: (1)
SG&A expenses	$619,562	$592,295	4.6
SG&A as % revenues	11.3	11.5
SG&A as % gross profit	73.4	74.8
Operating margin %	3.7	3.5
Pretax margin %	2.7	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(25,027)	$(22,641)	10.5
Floorplan assistance	28,291	25,276	11.9
Net floorplan income	$3,264	$2,635	23.9
Other interest expense, net	$(27,991)	$(27,405)	2.1
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$136,740	$92,392	48.0
Used vehicle retail sales	59,508	39,118	52.1
Used vehicle wholesale sales	16,959	15,087	12.4
Total used	76,467	54,205	41.1
Parts and service	17,470	13,155	32.8
Finance and insurance	4,237	2,634	60.9
Total	$234,914	$162,386	44.7
GROSS MARGIN %:
New vehicle retail sales	5.7	7.5
Used vehicle retail sales	6.5	7.1
Used vehicle wholesale sales	(1.3)	—
Total used	4.8	5.1
Parts and service	56.1	55.9
Finance and insurance	100.0	100.0
Total	10.9	12.1
GROSS PROFIT:
New vehicle retail sales	$7,848	$6,888	13.9
Used vehicle retail sales	3,849	2,795	37.7
Used vehicle wholesale sales	(214)	(7)	2,957.1
Total used	3,635	2,788	30.4
Parts and service	9,793	7,359	33.1
Finance and insurance	4,237	2,634	60.9
Total	$25,513	$19,669	29.7
UNITS SOLD:
Retail new vehicles sold	4,306	2,570	67.5
Retail used vehicles sold	2,510	1,349	86.1
Wholesale used vehicles sold	2,078	1,509	37.7
Total used	4,588	2,858	60.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,756	$35,950	(11.7)
Used vehicle retail	$23,708	$28,998	(18.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,823	$2,680	(32.0)
Used vehicle retail sales	1,533	2,072	(26.0)
Used vehicle wholesale sales	(103)	(5)	1,960.0
Total used	792	976	(18.9)
Finance and insurance (per retail unit)	$622	$672	(7.4)
OTHER:
SG&A expenses	$19,656	$15,102	30.2
SG&A as % revenues	8.4	9.3
SG&A as % gross profit	77.0	76.8
Operating margin %	2.2	2.4
Pretax margin %	1.9	2.1
INTEREST EXPENSE:
Floorplan interest expense	$(425)	$(329)	29.2
Floorplan assistance	111	—	100.0
Net floorplan expense	$(314)	$(329)	(4.6)
Other interest expense, net	$(293)	$(203)	44.3

	Nine Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$342,038	$209,138	63.5
Used vehicle retail sales	162,901	97,318	67.4
Used vehicle wholesale sales	48,682	35,046	38.9
Total used	211,583	132,364	59.8
Parts and service	49,265	31,889	54.5
Finance and insurance	10,542	5,713	84.5
Total	$613,428	$379,104	61.8
GROSS MARGIN %:
New vehicle retail sales	6.3	7.4
Used vehicle retail sales	6.2	6.7
Used vehicle wholesale sales	(1.5)	(0.6)
Total used	4.4	4.7
Parts and service	54.5	54.9
Finance and insurance	100.0	100.0
Total	11.2	11.9
GROSS PROFIT:
New vehicle retail sales	$21,641	$15,450	40.1
Used vehicle retail sales	10,117	6,477	56.2
Used vehicle wholesale sales	(743)	(194)	283.0
Total used	9,374	6,283	49.2
Parts and service	26,871	17,507	53.5
Finance and insurance	10,542	5,713	84.5
Total	$68,428	$44,953	52.2
UNITS SOLD:
Retail new vehicles sold	10,738	5,861	83.2
Retail used vehicles sold	6,762	3,444	96.3
Wholesale used vehicles sold	5,772	3,438	67.9
Total used	12,534	6,882	82.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,853	$35,683	(10.7)
Used vehicle retail	$24,091	$28,257	(14.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,015	$2,636	(23.6)
Used vehicle retail sales	1,496	1,881	(20.5)
Used vehicle wholesale sales	(129)	(56)	130.4
Total used	748	913	(18.1)
Finance and insurance (per retail unit)	$602	$614	(2.0)
OTHER: (1)
SG&A expenses	$54,120	$35,647	51.8
SG&A as % revenues	8.8	9.4
SG&A as % gross profit	79.1	79.3
Operating margin %	2.0	2.0
Pretax margin %	1.7	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(1,152)	$(784)	46.9
Floorplan assistance	111	—	100.0
Net floorplan expense	$(1,041)	$(784)	32.8
Other interest expense, net	$(800)	$(443)	80.6
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

Three Months Ended September 30, 2013
REVENUES:
New vehicle retail sales	$158,706
Used vehicle retail sales	26,604
Used vehicle wholesale sales	9,008
Total used	35,612
Parts and service	18,966
Finance and insurance	2,571
Total	$215,855
GROSS MARGIN %:
New vehicle retail sales	7.2
Used vehicle retail sales	6.4
Used vehicle wholesale sales	0.6
Total used	4.9
Parts and service	42.2
Finance and insurance	100.0
Total	11.0
GROSS PROFIT:
New vehicle retail sales	$11,361
Used vehicle retail sales	1,696
Used vehicle wholesale sales	53
Total used	1,749
Parts and service	8,003
Finance and insurance	2,571
Total	$23,684
UNITS SOLD:
Retail new vehicles sold	5,139
Retail used vehicles sold	1,343
Wholesale used vehicles sold	912
Total used	2,255
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,883
Used vehicle retail	$19,809
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,211
Used vehicle retail sales	1,263
Used vehicle wholesale sales	58
Total used	776
Finance and insurance (per retail unit)	$397
OTHER: (1)
SG&A expenses	$20,277
SG&A as % revenues	9.4
SG&A as % gross profit	85.6
Operating margin %	1.4
Pretax margin %	0.3
INTEREST EXPENSE:
Floorplan interest expense	$(2,178)
Floorplan assistance	—
Net floorplan expense	$(2,178)
Other interest expense, net	$(29)

Nine Months Ended
September 30, 2013 (2)
REVENUES:
New vehicle retail sales	$398,622
Used vehicle retail sales	62,501
Used vehicle wholesale sales	20,758
Total used	83,259
Parts and service	45,193
Finance and insurance	5,768
Total	$532,842
GROSS MARGIN %:
New vehicle retail sales	7.7
Used vehicle retail sales	5.2
Used vehicle wholesale sales	5.5
Total used	5.3
Parts and service	40.5
Finance and insurance	100.0
Total	11.1
GROSS PROFIT:
New vehicle retail sales	$30,661
Used vehicle retail sales	3,249
Used vehicle wholesale sales	1,143
Total used	4,392
Parts and service	18,293
Finance and insurance	5,768
Total	$59,114
UNITS SOLD:
Retail new vehicles sold	11,967
Retail used vehicles sold	2,919
Wholesale used vehicles sold	2,028
Total used	4,947
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,310
Used vehicle retail	$21,412
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,562
Used vehicle retail sales	1,113
Used vehicle wholesale sales	564
Total used	888
Finance and insurance (per retail unit)	$387
OTHER: (1)
SG&A expenses	$48,748
SG&A as % revenues	9.1
SG&A as % gross profit	82.5
Operating margin %	1.7
Pretax margin %	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(4,748)
Floorplan assistance	—
Net floorplan expense	$(4,748)
Other interest income, net	$7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.
(2) Results are for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,386,667	$1,141,286	21.5
Used vehicle retail sales	529,828	462,395	14.6
Used vehicle wholesale sales	85,800	78,424	9.4
Total used	615,628	540,819	13.8
Parts and service	255,316	224,990	13.5
Finance and insurance	82,536	69,477	18.8
Total	$2,340,147	$1,976,572	18.4
GROSS MARGIN %:
New vehicle retail sales	5.3	5.8
Used vehicle retail sales	7.8	8.2
Used vehicle wholesale sales	(1.8)	(0.8)
Total used	6.5	6.9
Parts and service	52.4	52.5
Finance and insurance	100.0	100.0
Total	14.1	14.7
GROSS PROFIT:
New vehicle retail sales	$73,295	$66,550	10.1
Used vehicle retail sales	41,482	37,732	9.9
Used vehicle wholesale sales	(1,534)	(643)	138.6
Total used	39,948	37,089	7.7
Parts and service	133,683	118,115	13.2
Finance and insurance	82,536	69,477	18.8
Total	$329,462	$291,231	13.1
UNITS SOLD:
Retail new vehicles sold	42,311	34,532	22.5
Retail used vehicles sold	26,059	22,433	16.2
Wholesale used vehicles sold	13,445	12,049	11.6
Total used	39,504	34,482	14.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,773	$33,050	(0.8)
Used vehicle retail	$20,332	$20,612	(1.4)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,732	$1,927	(10.1)
Used vehicle retail sales	1,592	1,682	(5.4)
Used vehicle wholesale sales	(114)	(53)	115.1
Total used	1,011	1,076	(6.0)
Finance and insurance (per retail unit)	$1,207	$1,220	(1.1)
OTHER: (1)
SG&A expenses	$247,427	$216,082	14.5
SG&A as % revenues	10.6	10.9
SG&A as % gross profit	75.1	74.2
Operating margin %	3.1	3.4
Pretax margin %	2.2	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(10,690)	$(7,942)	34.6
Floorplan assistance	10,219	9,204	11.0
Net floorplan income (expense)	$(471)	$1,262	(137.3)
Other interest expense, net	$(9,971)	$(9,619)	3.7

	Nine Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$3,873,121	$3,134,591	23.6
Used vehicle retail sales	1,536,031	1,333,603	15.2
Used vehicle wholesale sales	243,667	218,415	11.6
Total used	1,779,698	1,552,018	14.7
Parts and service	753,776	658,404	14.5
Finance and insurance	232,494	192,130	21.0
Total	$6,639,089	$5,537,143	19.9
GROSS MARGIN %:
New vehicle retail sales	5.6	5.8
Used vehicle retail sales	8.2	8.5
Used vehicle wholesale sales	0.6	1.1
Total used	7.1	7.4
Parts and service	52.5	52.6
Finance and insurance	100.0	100.0
Total	14.6	15.1
GROSS PROFIT:
New vehicle retail sales	$216,296	$183,212	18.1
Used vehicle retail sales	125,263	112,975	10.9
Used vehicle wholesale sales	1,400	2,384	(41.3)
Total used	126,663	115,359	9.8
Parts and service	395,772	346,298	14.3
Finance and insurance	232,494	192,130	21.0
Total	$971,225	$836,999	16.0
UNITS SOLD:
Retail new vehicles sold	116,938	95,386	22.6
Retail used vehicles sold	74,931	65,186	14.9
Wholesale used vehicles sold	37,852	33,287	13.7
Total used	112,783	98,473	14.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,121	$32,862	0.8
Used vehicle retail	$20,499	$20,458	0.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,850	$1,921	(3.7)
Used vehicle retail sales	1,672	1,733	(3.5)
Used vehicle wholesale sales	37	72	(48.6)
Total used	1,123	1,171	(4.1)
Finance and insurance (per retail unit)	$1,212	$1,197	1.3
OTHER: (1)
SG&A expenses	$722,430	$627,942	15.0
SG&A as % revenues	10.9	11.3
SG&A as % gross profit	74.4	75.0
Operating margin %	3.3	3.4
Pretax margin %	2.5	2.4
INTEREST EXPENSE:
Floorplan interest expense	$(30,927)	$(23,424)	32.0
Floorplan assistance	28,402	25,276	12.4
Net floorplan income (expense)	$(2,525)	$1,852	(236.3)
Other interest expense, net	$(28,783)	$(27,849)	3.4
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,148,915	$1,066,782	7.7
Used vehicle retail sales	467,093	438,868	6.4
Used vehicle wholesale sales	70,965	73,767	(3.8)
Total used	538,058	512,635	5.0
Parts and service	226,981	210,261	8.0
Finance and insurance	75,779	66,200	14.5
Total	$1,989,733	$1,855,878	7.2
GROSS MARGIN %:
New vehicle retail sales	5.1	5.9
Used vehicle retail sales	7.8	8.2
Used vehicle wholesale sales	(1.5)	(0.6)
Total used	6.6	6.9
Parts and service	53.3	52.5
Finance and insurance	100.0	100.0
Total	14.6	14.8
GROSS PROFIT:
New vehicle retail sales	$58,652	$63,355	(7.4)
Used vehicle retail sales	36,585	35,890	1.9
Used vehicle wholesale sales	(1,059)	(478)	121.5
Total used	35,526	35,412	0.3
Parts and service	120,894	110,366	9.5
Finance and insurance	75,779	66,200	14.5
Total	$290,851	$275,333	5.6
UNITS SOLD:
Retail new vehicles sold	34,174	31,904	7.1
Retail used vehicles sold	22,478	21,103	6.5
Wholesale used vehicles sold	11,313	11,107	1.9
Total used	33,791	32,210	4.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,620	$33,437	0.5
Used vehicle retail	$20,780	$20,796	(0.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,716	$1,986	(13.6)
Used vehicle retail sales	1,628	1,701	(4.3)
Used vehicle wholesale sales	(94)	(43)	118.6
Total used	1,051	1,099	(4.4)
Finance and insurance (per retail unit)	$1,338	$1,249	7.1
OTHER: (2)
SG&A expenses	$214,197	$201,034	6.5
SG&A as % revenues	10.8	10.8
SG&A as % gross profit	73.6	73.0
Operating margin %	3.4	3.6

	Nine Months Ended September 30,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$3,233,449	$3,003,079	7.7
Used vehicle retail sales	1,354,555	1,285,471	5.4
Used vehicle wholesale sales	201,109	208,297	(3.5)
Total used	1,555,664	1,493,768	4.1
Parts and service	677,732	631,012	7.4
Finance and insurance	214,889	186,140	15.4
Total	$5,681,734	$5,313,999	6.9
GROSS MARGIN %:
New vehicle retail sales	5.3	5.9
Used vehicle retail sales	8.3	8.5
Used vehicle wholesale sales	0.7	1.2
Total used	7.3	7.5
Parts and service	53.2	52.6
Finance and insurance	100.0	100.0
Total	15.2	15.2
GROSS PROFIT:
New vehicle retail sales	$172,909	$177,133	(2.4)
Used vehicle retail sales	112,026	109,286	2.5
Used vehicle wholesale sales	1,357	2,591	(47.6)
Total used	113,383	111,877	1.3
Parts and service	360,462	331,692	8.7
Finance and insurance	214,889	186,140	15.4
Total	$861,643	$806,842	6.8
UNITS SOLD:
Retail new vehicles sold	96,154	90,695	6.0
Retail used vehicles sold	65,254	62,505	4.4
Wholesale used vehicles sold	31,852	31,287	1.8
Total used	97,106	93,792	3.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,628	$33,112	1.6
Used vehicle retail	$20,758	$20,566	0.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,798	$1,953	(7.9)
Used vehicle retail sales	1,717	1,748	(1.8)
Used vehicle wholesale sales	43	83	(48.2)
Total used	1,168	1,193	(2.1)
Finance and insurance (per retail unit)	$1,331	$1,215	9.5
OTHER: (2)
SG&A expenses	$630,048	$598,533	5.3
SG&A as % revenues	11.1	11.3
SG&A as % gross profit	73.1	74.2
Operating margin %	3.7	3.5
(1) Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$206,635	$200,980	2.8
Pre-tax adjustments:
Catastrophic events	(258)	—
Net gain on dealership dispositions	1,373	—
Severance paid	(256)	—
Adjusted SG&A (1)	$207,494	$200,980	3.2
SG&A AS % REVENUES:
Unadjusted	10.9	11.1
Adjusted (1)	11.0	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	73.7	74.0
Adjusted (1)	74.0	74.0
OPERATING MARGIN %:
Unadjusted	3.4	3.5
Adjusted (1),(2)	3.4	3.5
PRETAX MARGIN %:
Unadjusted	2.5	2.5
Adjusted (1),(2)	2.5	2.5

	Nine Months Ended September 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$626,939	$593,874	5.6
Pre-tax adjustments:
Acquisition costs	(5,159)	—
Catastrophic events	(12,158)	(2,650)
Net gain on dealership dispositions	10,396	—
Net gain on real estate transactions	—	1,071
Severance paid	(256)	—
Lease termination	(200)	—
Adjusted SG&A (1)	$619,562	$592,295	4.6
SG&A AS % REVENUES:
Unadjusted	11.4	11.5
Adjusted (1)	11.3	11.5
SG&A AS % GROSS PROFIT:
Unadjusted	74.3	75.0
Adjusted (1)	73.4	74.8
OPERATING MARGIN %:
Unadjusted	3.5	3.4
Adjusted (1),(2)	3.7	3.5
PRETAX MARGIN %:
Unadjusted	2.5	2.5
Adjusted (1),(2)	2.7	2.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $565 and $1,174 for the three and nine months ended September 30, 2013, and $187 for the nine months ended September 30, 2012.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Nine Months Ended September 30,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$54,262	$35,647	52.2
Pre-tax adjustments:
Acquisition costs	(142)	—
Adjusted SG&A (1)	$54,120	$35,647	51.8
SG&A AS % REVENUES:
Unadjusted	8.8	9.4
Adjusted (1)	8.8	9.4
SG&A AS % GROSS PROFIT:
Unadjusted	79.3	79.3
Adjusted (1)	79.1	79.3
OPERATING MARGIN %:
Unadjusted	2.0	2.0
Adjusted (1),(2)	2.0	2.0
PRETAX MARGIN %:
Unadjusted	1.7	1.7
Adjusted (1),(2)	1.7	1.7

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands, except per share amounts)

Three Months Ended September 30, 2013
SG&A RECONCILIATION:
As reported	$20,572
Pre-tax adjustments:
Severance paid	(295)
Adjusted SG&A (1)	$20,277

SG&A AS % REVENUES:
Unadjusted	9.5
Adjusted (1)	9.4

SG&A AS % GROSS PROFIT:
Unadjusted	86.9
Adjusted (1)	85.6

OPERATING MARGIN %
Unadjusted	1.2
Adjusted (1),(2)	1.4

PRETAX MARGIN %:
Unadjusted	0.2
Adjusted (1),(4)	0.3

Nine Months Ended September 30, 2013 (3)
SG&A RECONCILIATION:
As reported	$50,254
Pre-tax adjustments:
Acquisition costs	(1,211)
Severance paid	(295)
Adjusted SG&A (1)	$48,748
SG&A AS % REVENUES:
Unadjusted	9.4
Adjusted (1)	9.1
SG&A AS % GROSS PROFIT:
Unadjusted	85.0
Adjusted (1)	82.5
OPERATING MARGIN %:
Unadjusted	1.5
Adjusted (1),(2)	1.7
PRETAX MARGIN %:
Unadjusted	0.4
Adjusted (1),(4)	0.9

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Results are for the period from the date of acquisition (February 28, 2013) through September 30, 2013.
(4)	Excludes the impact of SG&A reconciling items above, as well as the other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through September 30, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$32,765	$31,335	4.6
After-tax adjustments:
Catastrophic events (3)	158	—
Net gain on dealership dispositions (4)	(230)	—
Non-cash asset impairment (6)	349	—
Severance paid (11)	454	—
Income tax effect of acquisition costs	(630)	—
Adjusted net income (1)	$32,866	$31,335	4.9
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$32,866	$31,335	4.9
Less: Adjusted earnings allocated to participating securities	1,324	1,641	(19.3)
Adjusted net income available to diluted common shares	$31,542	$29,694	6.2
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.19	$1.32	(9.8)
After-tax adjustments:
Catastrophic events	0.01	—
Net gain on dealership dispositions	(0.01)	—
Non-cash asset impairment	0.01	—
Severance paid	0.02	—
Income tax effect of acquisition costs	(0.02)	—
Adjusted diluted income per share (1)	$1.20	$1.32	(9.1)
SG&A RECONCILIATION:
As reported	$246,863	$216,082	14.2
Pre-tax adjustments:
Catastrophic events	(258)	—
Net gain on dealership dispositions	1,373	—
Severance paid	(551)	—
Adjusted SG&A (1)	$247,427	$216,082	14.5
SG&A AS % REVENUES:
Unadjusted	10.5	10.9
Adjusted (1)	10.6	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	74.9	74.2
Adjusted (1)	75.1	74.2
OPERATING MARGIN %:
Unadjusted	3.1	3.4
Adjusted (1),(7)	3.1	3.4
PRETAX MARGIN %:
Unadjusted	2.2	2.5
Adjusted (1),(8)	2.2	2.5

SAME STORE SG&A RECONCILIATION:
As reported	$214,526	$201,034	6.7
Pre-tax adjustments:
Catastrophic events	(258)	—
Severance paid	(71)	—
Adjusted Same Store SG&A (1)	$214,197	$201,034	6.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.8
Adjusted (1)	10.8	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.8	73.0
Adjusted (1)	73.6	73.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.6
Adjusted (1),(9)	3.4	3.6

	Nine Months Ended September 30,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$92,271	$83,077	11.1
After-tax adjustments:
Acquisition costs (2)	4,638	—
Catastrophic events (3)	7,419	1,658
Net gain on dealership dispositions (4)	(5,500)	—
Lease termination (5)	124	—
Non-cash asset impairment (6)	718	115
Net gain on real estate transactions (10)	—	(659)
Severance paid (11)	454	—
Income tax effect of non-deductible acquisition costs	1,699	—
Adjusted net income (1)	$101,823	$84,191	20.9
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$101,823	$84,191	20.9
Less: Adjusted earnings allocated to participating securities	4,241	4,432	(4.3)
Adjusted net income available to diluted common shares	$97,582	$79,759	22.3
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.52	$3.50	0.6
After-tax adjustments:
Acquisition costs	0.17	—
Catastrophic events	0.28	0.07
Net gain on dealership dispositions	(0.21)	—
Lease termination	—	—
Non-cash asset impairment	0.03	—
Net gain on real estate transactions	—	(0.03)
Severance paid	0.02	—
Income tax effect of acquisition costs	0.07	—
Adjusted diluted income per share (1)	$3.88	$3.54	9.6
SG&A RECONCILIATION:
As reported	$731,455	$629,521	16.2
Pre-tax adjustments:
Acquisition costs	(6,512)	—
Catastrophic events	(12,158)	(2,650)
Net gain on dealership dispositions	10,396	—
Severance paid	(551)	—
Lease termination	(200)	—
Net gain on real estate transactions	—	1,071
Adjusted SG&A (1)	$722,430	$627,942	15.0
SG&A AS % REVENUES:
Unadjusted	11.0	11.4
Adjusted (1)	10.9	11.3
SG&A AS % GROSS PROFIT:
Unadjusted	75.3	75.2
Adjusted (1)	74.4	75.0

OPERATING MARGIN %:
Unadjusted	3.2	3.3
Adjusted (1),(7)	3.3	3.4
PRETAX MARGIN %:
Unadjusted	2.3	2.4
Adjusted (1),(8)	2.5	2.4

SAME STORE SG&A RECONCILIATION:
As reported	$647,778	$601,687	7.7
Pre-tax adjustments:
Acquisition costs	(5,301)	—
Catastrophic events	(12,158)	(2,650)
Severance paid	(71)	—
Loss on real estate transaction	—	(504)
Lease termination	(200)	—
Adjusted Same Store SG&A (1)	$630,048	$598,533	5.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.3
Adjusted (1)	11.1	11.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.2	74.6
Adjusted (1)	73.1	74.2
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	3.4
Adjusted (1),(9)	3.7	3.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Adjustment is net of tax benefit of $2,663 for the nine months ended September 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(3)
Adjustment is net of tax benefit of $100 and $4,739 for the three and nine months ended September 30, 2013, and $992 for the nine months ended September 30, 2012, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)
Adjustment is net of tax provision of $1,143 and $4,896 for the three and nine months ended September 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustment is net of tax benefit of $76 for the nine months ended September 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(6)
Adjustment is net of tax benefit of $216 and $456 for the three and nine months ended September 30, 2013, and $72 for the nine months ended September 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods except three months ended September 30, 2012.
(8)	Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as the other expense, net of $789, for the nine months ended September 30, 2013.
(9)
Excludes the impact of Same Store SG&A reconciling items above, as well as Same Store non-cash asset impairment charges of $565 and $1,174 for the three and nine months ended September 30, 2013, and $187 for the nine months ended September 30, 2012.

(10)	Adjustment is net of tax provision of $412 for the nine months ended September 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(11)	Adjustment is net of tax benefit of $97 for the three and nine months ended September 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.